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                                                                    Exhibit 99.1

Slide 1
(logo): USA Networks, Inc.


Slide 2: Important
This presentation contains forward looking statements relating to possible or assumed future results of USAi. It reflects the current views of USAi with respect to future events, and is subject to risks that could cause future results to materially differ. These risks are described in USAi's Securities and Exchange Commission filings. Information contained herein about entities other than USAi has been obtained from sources believed to be reliable, but no independent verification has been made and no representation is made as to its accuracy or completeness. Any statements non-factual in nature constitute current opinions, which are subject to change without notice. The forward looking statements and opinions in this presentation are made as of the date of this presentation, and USAi undertakes no obligation to update or revise them for any reason. These statements do not include the potential impact of any mergers, acquisitions or other business combinations that may be completed in the future other than previously announced pending acquisitions. This presentation reflects estimates that USAi is comfortable releasing to analysts and the public as of the date hereof.

Prepared 1/8/02.  Read important disclaimer(s).


Slide 3: USA Interactive
Electronic Retailing: (logos) Home Shopping Network, America's Store, Home Shopping Espanol, Shop Channel, HSN.com, TVSN, Home Shopping Europe Information & Services: (logos) Ticketmaster, Match.com, Citysearch.com, HRN, USA ECS, Styleclick, Expedia, Inc. (Transaction pending), PRC

Pro forma for pending Expedia transaction. Includes some companies majority or partially owned by USA.

Prepared 1/8/02.  Read important disclaimer(s).


Slide 4: Diverse Business Mix
2000 Gross Transaction Value
Ticketing - 45%
Online Travel - 25%
Electronic Retailing - 20%
Services - 9%
Online Hotel Reservations - 5%
Cityguides - 1%
Personals - 1%

Source: USA annual report and Expedia financial data sheet dated 10/22/01. Pro forma for pending Expedia transaction.

Prepared 1/8/02.  Read important disclaimer(s).

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Slide 5: Massive Infrastructure
Retail value of transactions (annually) = $8 billion
Inbound phone minutes (annually) = 1 billion
Orders processed (annually) = 83 million
Credit card transactions (annually) = 68 million
Items shipped (annually) = 40 million
Customer service centers = 40
Fulfillment centers square feet = 2.5 million
Customer database = 65 million

Unaudited estimates and pro forma for pending transactions.Includes data for companies majority owned by USA. Estimates for the next twelve months.

Prepared 1/8/02. Read important disclaimer(s).


Slide 6: Tier 1 in Interactive Commerce


                              Current                                 2002E
                               Users               Gross Value        Revenue           EBITDA
eBay               38 mm Registered Users        $12.3 Bn         $1.0 Bn          $368 mm
USA (US)           33 mm Active Customers        $10.5 Bn         $4.0 Bn          $510 mm
AOL (ISP)          33 mm ISP Subscribers         $10.4 Bn         $10.4 Bn         $3.8 Bn
Amazon             23 mm Active Customers        $3.2 Bn          $3.2 Bn          $93 mm
QVC (US)           7 mm Active Customers         $3.7 Bn          $3.7 Bn          $782 mm
Yahoo              80 mm Active Reg. Users       N/A              $32 mm           N/A

(logos) Home Shopping Network, Expedia, Inc. (transaction pending), Match.com, Ticketmaster, HRN

USA includes all of Ticketmaster and is pro forma for pending Expedia transaction. Source for other company estimates include various published analyst and company information.

Prepared 1/8/02.  Read important disclaimer(s).


Slide 7: #2 in Online Commerce Profitability
USA: 5 Profitable Internet Businesses
Estimated 2002E EBITDA ($ in millions)

(graphic) bar chart
eBay - $368
USA - $250
TMP Inter. - $182
iQVC - $123

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Amazon - $93
Yahoo - $69
Travelocity - $41
1800Flowers - $25
Priceline - $12
Homestore - $10
CNET - ($19)
Terra-Lycos - ($75)

(logos) Expedia, Inc. (Transaction pending), Match.com, HSN.com,
Ticketmaster.com, HRN

USA Internet Commerce Group consists of HSN.com, Hotel Reservations Network, Ticketmaster.com, Match.com and Expedia (transaction pending). Unaudited estimates for other companies based on various analyst reports.

Prepared 1/8/02.  Read important disclaimer(s).


Slide 8
Fulfilling the Promise of Interactivity

Prepared 1/8/02.  Read important disclaimer(s).


Slide 9: Convenience
(graphics) screen grab of Ticketmaster.com, sample Ticketfast ticket
(logo) Ticketmaster

Prepared 1/8/02.  Read important disclaimer(s).


Slide 10: Packaging
(graphics) screen grabs of Expedia.com
(logo) Expedia, Inc. (transaction pending)

Prepared 1/8/02.  Read important disclaimer(s).


Slide 11: Community
(logo) Match.com
Registrations - 182K/wk
Emails Exchanged (between users) - 2M/wk
Event Attendees - 1000/wk
Newsletters - 1.5M/wk

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Venus' Sent - 4M/wk
Profiles Viewed - 30M/wk
Profiled - 70K/wk
Page Views - 92M/wk

Prepared 1/8/02.  Read important disclaimer(s).


Slide 12: Community
(graphic) screen grab of evite.com
(logo) evite.com

Prepared 1/8/02. Read important disclaimer(s).


Slide 13: Access
(logos) ReserveAmerica, TicketWeb, museumtix.com, active.com

Ticketmaster owns Reserve America, Ticketweb and Museumtix. Ticketmaster has an investment in Active.com.

Prepared 1/8/02.  Read important disclaimer(s).


Slide 14: Exchanges
(graphic) screen grab of Ticketmaster.com Orlando Magic tickets exchange page
(logo) Ticketmaster

Prepared 1/8/02.  Read important disclaimer(s).


Slide 15: Direct Marketing
Multi-Channel Database
- (logo) Expedia, Inc. (transaction pending)
- (logo) USA ECS
- (logo) Home Shopping Network
- (logo) HSN.com
- (logo) Match.com
- (logo) ReserveAmerica
- (logo) Ticketmaster
- (logo) Citysearch.com

Prepared 1/8/02.  Read important disclaimer(s).

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Slide 16
Integrated Interactivity

Prepared 1/8/02.  Read important disclaimer(s).


Slide 17: Expedia & Ticketmaster
(graphics) screen grabs Expedia.com package that includes PGA Tour tickets sold through Ticketmaster

Prepared 1/8/02.  Read important disclaimer(s).


Slide 18: Evite
(graphic) screen grab of evite.com page inviting people to PGA Tour tournament

Prepared 1/8/02.  Read important disclaimer(s).


Slide 19: Citysearch
(graphic) screen grab of cityseach.com restaurant recommendations at PGA Tour tournament

Prepared 1/8/02.  Read important disclaimer(s).


Slide 20: ECS
(graphic) screen grab of Expedia.com banner ad offering 10% Off next purchase at PGATOURStop.com

Prepared 1/8/02.  Read important disclaimer(s).


Slide 21: ECS
(graphics) screen grabs of PGA Tour Stop merchandise offers

Prepared 1/8/02.  Read important disclaimer(s).


Slide 22: Match
(graphic) screen grab of Match.com golf event

Prepared 1/8/02.  Read important disclaimer(s).

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Slide 23: ECS / Match / Expedia / Ticketmaster
(graphic) screen grab of Match.com golfing offers

Prepared 1/8/02.  Read important disclaimer(s).


Slide 24
The Market Opportunity

Prepared 1/8/02.  Read important disclaimer(s).


Slide 25: What Next?
INTERACTIVE COMMERCE + SERVICES

(pie chart - largest to smallest slices):
USA businesses: Travel, Computer Hardware Software & Electronics, TV Elec. Retailing, Other Commerce,
Mass Merch., Apparel, Home / Office, Event Tickets, Personals
Other businesses: Financial Services, Auctions, Books, Music & Video, Flowers & Cards, Jobs Classifieds, Automobile, Real Estate Classifieds

Source: Shop.org, Jupiter, MSDW , Prudential, Furman Selz, Painewebber, SSB, SEC filings and Match.com and other internal estimates.

Prepared 1/8/02.  Read important disclaimer(s).


Slide 26: Interactive Market Leader
USA'S SHARE OF INTERACTIVE COMMERCE

(bar chart):
Today = 9%
Goal = 20%

Pro forma for pending Expedia transaction. Compiled estimates per MSDW, Jupiter, Shop.org, McCann Erickson, Zenith Media, Paul Kagan, Prudential, Furman Selz, PaineWebber, SSB, and Forrester.

Prepared 1/8/02.  Read important disclaimer(s).


Slide 27: Important

USA Networks, Inc. ("USA") and Expedia, Inc. ("Expedia") have filed a joint prospectus/proxy statement and will file other relevant documents concerning USA's acquisition of Expedia with the Securities and Exchange Commission ("SEC"). INVESTORS ARE URGED TO READ THE JOINT PROSPECTUS/PROXY AND INFORMATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED IN THE FUTURE WITH THE SEC BECAUSE THOSE DOCUMENTS CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain such documents free of charge at the SEC's website at www.sec.gov. In addition, such documents may also be obtained free of charge by contacting USA Networks, Inc., 152 West 57th Street, New York, New York, 10019,
Attention: Investor Relations, or Expedia, Inc., 13810 SE Eastgate Way, Suite 400, Bellevue, WA 98005, Attention: Investor Relations.


Prepared 1/8/02.  Read important disclaimer(s).


Slide 28: Important

USA will file a proxy statement and other relevant documents concerning USA's contribution of its Entertainment Group to a joint venture with Vivendi Universal and certain related transactions with the Securities and Exchange Commission ("SEC"). INVESTORS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED IN THE FUTURE WITH THE SEC BECAUSE THOSE DOCUMENTS CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION RELATING TO THE PROPOSED TRANSACTIONS. Investors will be able to obtain such documents free of charge at the SEC's website at www.sec.gov. In addition, such documents may also be obtained free of charge by contacting USA Networks, Inc., 152 West 57th Street, New York, New York, 10019, Attention: Investor Relations. INVESTORS SHOULD READ THE PROXY STATEMENT CAREFULLY WHEN AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION CONCERNING THE PROPOSED TRANSACTIONS. USA and its directors and officers may be deemed to be participants in the solicitation of proxies from USA shareholders to adopt the agreement providing for USA's contribution of its Entertainment Group to a joint venture with Vivendi Universal and the other related transactions described therein. A detailed list of the names and interests of USA's directors and executive officers is contained in the definitive proxy statement on Schedule 14A filed by USA with the SEC on April 9, 2001. Copies of USA filings may be obtained free of charge at the SEC's website at www.sec.gov (http://www.sec.gov).


Prepared 1/8/02.  Read important disclaimer(s).


Slide 29:
(logo): USA Networks, Inc.